FOR IMMEDIATE RELEASE

NYFIX Contact:
Jennifer Plaia
NYFIX, Inc.
(203) 425-8000 or
info@nyfix.com

                      NYFIX, INC. COMPLETES ACQUISITION OF
                      RENAISSANCE TRADING TECHNOLOGIES, LLC

STAMFORD,  CT, September 29, 2003: NYFIX, Inc. (NASDAQ:  NYFX) announced that it has completed its  acquisition of Renaissance  Trading  Technologies,  which was effective July 1, 2003. NYFIX had previously  acquired an 18% equity interest in
Renaissance.  Renaissance  brings to NYFIX a  complete  state-of-the-art  NASDAQ market  access  trading  platform and  workstation  system that,  combined  with
NYFIX's listed product suite, provides clients with an integrated Listed and OTC trading solution. The product is being marketed as NYFIX PlatinumTM.  To finance the acquisition,  NYFIX exercised its option to convert an existing $1.5 million promissory  note for 32%  additional  equity and issued a  combination  of NYFIX common stock and notes payable in NYFIX common stock or, at NYFIX's  discretion, cash, with a value of $6.0 million for the remaining 50% equity in Renaissance.

NYFIX Platinum combines  Renaissance's premier market access system with NYFIX's listed  product  suite,  creating a  powerful  tool to help  firms  attain  true straight-through  processing (STP) capabilities.  The acquisition of Renaissance enables  NYFIX to enter a new market  segment,  the NASDAQ  agency  trading  and market making community, with an extremely strong offering. Supported by NYFIX's extensive data centers and network infrastructure, NYFIX is now providing NASDAQ traders with the same  reliability  accessed by NYFIX's  listed and  derivatives clients.

"The Renaissance  product  complements our existing product suite very well. The market is demanding alternatives to the current OTC platforms in the market. The acquisition  also  reflects a strategic  long-term  commitment  to our brokerage customers who are  increasingly  looking for solutions  integrating  handling of both listed and Nasdaq markets.  Ultimately we see a single  integrated  product suite capable of seamlessly  dealing in real-time with multiple  liquidity pools across  listed  and OTC  markets.  It is clear to us that  the  strength  of our infrastructure  stands out and is becoming one of our most valuable  assets.  We view the addition of a powerful front-end  work-station suite to the equation as giving us further  leverage in the market,"  commented Peter  Kilbinger  Hansen,
Chief Executive Officer of NYFIX.

NYFIX Platinum is operational  with several  customers and has additional  firms slated for  deployment  during the fourth  quarter 2003 and the first quarter of
2004.  "The market response to our offering has been very positive and we expect
Renaissance to make a significant  contribution to our 2004 and future revenue,"
said Mr. Hansen.

                                       ###

NYFIX, Inc. through its subsidiaries and affiliates  provides electronic trading systems,  industry-wide trade routing connectivity,  straight-through processing and  execution  services  and  systems to the global  equities  and  derivatives financial markets.

NYFIX USA, LLC develops real-time order management trader workstations, exchange automation  systems,  trade order and  execution  routing and STP  solutions for brokerage firms and other financial  institutions.  NYFIX USA operates the NYFIX
Network,  the industry's largest FIX order-routing  network,  processing between
500 million to 1.2 billion  shares of U.S.  listed equity  securities on a daily basis.  NYFIX USA is a pioneer  in the  adoption  of the  Financial  Information
Exchange (FIX) protocol and its product suite is FIX-compliant.

RENAISSANCE TRADING TECHNOLOGIES, LLC, offers trader workstations for the NASDAQ market,  enabling principal and agency traders to electronically  receive orders from multiple  sources,  execute orders according to best execution  principles,

route  orders  to  ECN  or  ATS  destinations   and  manage  risk.   Renaissance
Workstations  provide  configurability  and the  flexibility to suit the trading strategies of most firms. Renaissance's enforcement of held order-handling rules and best execution  facilitation of customer orders helps trading desks focus on trading.

NYFIX MILLENNIUM, L.L.C., an 80%-owned, broker-dealer subsidiary of NYFIX, Inc., is  an  Alternative  Trading  System,  which  provides  a  real-time,  anonymous automated  matching system for equity trading.  NYFIX  Millennium  leverages the
NYFIX  network's  large order routing  share volume to provide a more  efficient liquidity  source  for the  financial  community.  Outside  investors  in  NYFIX
Millennium, L.L.C. include ABN Amro, Banc of America Securities,  Deutsche Bank,
JP Morgan, Lehman Brothers, Morgan Stanley, Sanford C. Bernstein & Co., SG Cowen
Securities Corp., UBS Warburg and Wachovia Securities.

NYFIX  OVERSEAS,  INC.  specializes  in  electronic  trading  solutions  for the derivatives  markets and develops  order  management  workstations  and exchange interface  systems,  supporting  trading on more than 20 of the world's  leading international derivatives exchanges. NYFIX Overseas has customers in Europe, the
U.S. and the Far East.

NYFIX  TRANSACTION  SERVICES,  INC., a broker-dealer  and NASD member,  provides
execution  and  smart  order  routing   solutions   primarily  to  domestic  and
international broker-dealers and specialized trading firms.

JAVELIN   TECHNOLOGIES,   INC.  is  a  leading   supplier  of  electronic  trade
communication  technology  and a leading  provider  of FIX  technology.  Javelin solutions provide better trading through universal connectivity, streamlining of workflow  and  elimination  of the high  costs  and  risks  associated  with the development of proprietary network links and protocol implementations.

EUROLINK NETWORK,  INC., the Madrid,  Spain-based  40%-owned affiliate of NYFIX,
Inc., offers direct electronic access to the US equity markets from Europe. With a  complete  suite  of order  management,  outing  and  execution  products  and services, EuroLink Network provides traders with superior speed, reliability and security through an established network infrastructure.

NYFIX Platinum is a trademark of NYFIX, Inc.

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